SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 13, 1999

                            INDIANA GAS COMPANY, INC.

             (Exact Name of Registrant as Specified in Its Charter)

                                     INDIANA

                 (State or Other Jurisdiction of Incorporation)

         1-6494                                    35-0793669
(Commission File Number)                  (IRS Employer Identification No.)


                           1630 North Meridian Street
                           Indianapolis, Indiana 46202
               (Address of Principal Executive Offices)(Zip Code)

       Registrant's Telephone Number, Including Area Code: (317) 926-3351



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Item 5.  Other Events.

         Indiana Gas Company, Inc. hereby files a Distribution Agreement, dated August 13, 1999, an Officers' Certificate, dated August 13, 1999, and an unqualified legal opinion, dated August 13, 1999, attached hereto as Exhibits 1, 4 and 5 and incorporated herein by reference, in connection with the Indiana Gas Company, Inc. Medium-Term Note program, Series G, effective July 28, 1999.


Item 7.  Financial Statements and Exhibits.

         The following exhibits are filed as part of this report:

     Exhibit 1 - Distribution Agreement, dated August 13, 1999, between Indiana Gas Company, Inc. and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated.

     Exhibit 4 - Officers' Certificate, dated August 13, 1999, with respect to the establishment of the Medium-Term Notes, Series G (including form of Fixed Rate Note and Floating Rate Note).

     Exhibit 5 - Unqualified Legal Opinion, dated August 13, 1999, with respect to the Medium-Term Notes, Series G.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    INDIANA GAS COMPANY, INC.
                                        (Registrant)


Dated: August 16, 1999               By:  /s/ Niel C. Ellerbrook
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                                          Niel C. Ellerbrook
                                          President and Chief Executive Officer


Dated: August 16, 1999               By:  /s/ Jerome A. Benkert
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                                          Jerome A. Benkert
                                          Vice President and Controller